

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of September 30, 2011

Investment Strategy

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

Differentiating Factors

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager

Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor

A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837

WWW.MUNDOVAL.COM

[2]Risks & Important Considerations

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by call the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

Geographic Diversification



56.32% Domestic
43.02% International
0.66% Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

Top 10 Holdings

Mastercard, Inc.	4.17%
Bank of America Corp.	3.76%
Munich Re Group	3.62%
Companhia de Bebidas	3.36%
Cisco Systems, Inc.	3.33%
Microsoft Corp.	3.27%
China Mobile LTD	3.20%
Aegon NV Ord	3.20%
Exxon Mobil	3.19%
Google, Inc.	3.16%

Industry Diversification

Financials	26.37%
Information Technology	21.08%
Health Care	20.47%
Consumer Discretionary	7.92%
Telecommunication Services	5.93%
Energy	5.59%
Consumer Staples	3.36%
Industrials	2.54%
Materials	0.00%

Fund Facts

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	36
2010 Portfolio Turnover	34%
Net Assets (millions)	$11.40
Expense Ratio	1.50%
No sales loads or distribution fees	

Average Annual Total Returns[2]



Mundoval Fund
MSCI World Index
S&P 500
1.14%
-5.87%
-4.35%
1.23%
-1.33%
-0.07%
-1.44%
-2.23%
-1.18%
2.97%
2.87%
2.23%
1 Year
3 Year
5 Year
Since Inception

Hypothetical Growth of $10,000 since inception[2,3]



$16,000
$13,000
$10,000
$7,000
$12,304
2004
2005
2006
2007
2008
2009
2010
2011

[3]A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $11,671 on 6/30/10. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.